EXHIBIT 10.2

                        ADDENDUM TO EMPLOYMENT AGREEMENT

      This Addendum, dated as of December 29, 2005, to the Employment Agreement between CompuPrint, Inc. (the "Company") and the undersigned employee, dated as of June 13, 2005 and amended June 13, 2005, amends Section 3.C of the Employment Agreement as follows:

      1. The vesting period for the Options referenced in Section 3.C of the Employment Agreement is hereby accelerated such that the Options are exercisable as of December 30, 2005.

Dated:  December 29, 2005

EMPLOYER:                             COMPUPRINT, INC.
                                      TERRA INSIGHT CORPORATION


                                      By:  /s/ Roman Rozenberg
                                      -------------------------------------
                                      Roman Rozenberg, Chief Executive Officer



EMPLOYEE:                             DMITRY VILBAUM

                                      /s/ Dmitry Vilbaum
                                      -------------------------------------
                                      Dmitry Vilbaum